Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Del Taco Restaurant Properties I (the “Partnership”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the partnership.

Date: March 25, 2005	/s/ Kevin K. Moriarty

Kevin K. Moriarty Director, Chairman and Chief Executive Officer

Date: March 25, 2005	/s/ Robert J. Terrano

Robert J. Terrano Executive Vice President, Chief Financial Officer